Exhibit 4.1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 17, 2016, is by and among Extraction Oil & Gas, Inc., a Delaware corporation (the “Company”), and each of the other parties identified on the signature pages hereto (the “Securityholders”).

WHEREAS, Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company and an affiliate of the Company (“Holdings”), entered into that certain Registration Rights Agreement dated May 29, 2014 (the “Original Agreement”), by and among Holdings and its securityholders party thereto, pursuant to which Holdings agreed to provide registration rights with respect to such securityholders;

WHEREAS, Holdings and the securityholders party to the Original Agreement amended the Original Agreement on February 17, 2015;

WHEREAS, Holdings and the securityholders party to the Original Agreement amended the Original Agreement, as amended, on March 10, 2015; and

WHEREAS, in connection with the completion of the Initial Public Offering (as defined below), Holdings merged with and into the Company and the Company converted into a corporation and issued Shares (as defined below) to the Securityholders in exchange for their membership interests in the Company, and the Company and the Securityholders party hereto desire to amend and restate the Original Agreement to provide that the Company will provide registration rights to the Securityholders and to make other amendments to the Original Agreement that the parties deem appropriate.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Demand Notice” shall have the meaning set forth in Section 3 hereof.

“Demand Registration” shall have the meaning set forth in Section 3 hereof.

“Demanding Qualified Holder Group” shall mean, with respect to any Demand Registration, the Qualified Holder Group delivering the relevant Demand Notice.

“Effectiveness Period” shall mean, with respect to any Shelf Registration Statement, the period from the date the Shelf Registration Statement is declared effective by the SEC until the earlier of (i) the sale of all of the Registrable Securities covered by such Shelf Registration Statement pursuant to such Shelf Registration Statement or pursuant to Rule 144; or (ii) the time at which all of the Registrable Securities covered by the Shelf Registration Statement and not held by affiliates of the Company (as defined in Rule 144) are, in the opinion of counsel for the Company, eligible for sale pursuant to Rule 144.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Initial Public Offering” shall mean the underwritten registered public offering of the Company pursuant to the Company’s registration statement on Form S-1 originally filed with the SEC on September 14, 2016 (File No. 333-213634).

“Investor Qualified Holders” shall mean holders of a majority of Registrable Securities held by Persons other than the Yorktown Holders or the Management Qualified Holders and any other Person who becomes an Investor Qualified Holder pursuant to Section 12(c), but only to the extent any such Person continues to hold Registrable Securities.

“Losses” shall have the meaning set forth in Section 8 hereof.

“Management Qualified Holder” shall mean each of Mark A. Erickson, Matthew Owens, Rusty Kelley and Seth Foreman, but only to the extent any such Person continues to hold Registrable Securities.

“Opt-Out Notice” shall have the meaning set forth in Section 4(d) hereof.

“Person” shall mean an individual, partnership, corporation, limited partnership, limited liability company, foreign limited liability company, trust, estate, custodian, trustee-executor, administrator, nominee or entity in a representative capacity.

“Partner Distribution” shall have the meaning set forth in Section 3(a) hereof. “Piggyback Notice” shall have the meaning set forth in Section 4 hereof.

“Piggyback Registration” shall have the meaning as set forth in Section 4 hereof.

“Preferred Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated October 3, 2016, among Holdings and the Purchasers party thereto.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference into such Prospectus.

“Qualified Holder Group” means (i) all of the Management Qualified Holders, collectively, (ii) each of the Investor Qualified Holders and (iii) all of the Yorktown Qualified Holders.

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“Registrable Securities” shall mean, subject to the next succeeding sentence, (a) the Shares held by any Securityholder, including any Shares issued or issuable (directly or indirectly) upon conversion, exchange and/or exercise of any other securities of the Company, and (b) any other securities issued and issuable with respect to any such shares described in clause (a) above by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they shall have ceased to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with Section 12(c) hereof, or (v) they become eligible for resale pursuant to Rule 144. No Registrable Securities may be registered under more than one (1) Registration Statement at any one time.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act, including any Shelf Registration Statement, that permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference into such registration statement.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation in force under the Securities Act.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Securityholder” shall mean, in addition to the Securityholders as of the date of this Agreement, any holder of Registrable Securities to which the Company has elected to provide registration rights on the terms and conditions of this Agreement and who executed and delivered to the Company a Joinder to this Agreement in the form of Exhibit A, and such Securityholder shall be deemed to be a member of the Qualified Holder Group that such holder would have been a member of had such holder been a holder of Shares, and party to this Agreement, as of the date hereof.

“Shares” shall mean shares of common stock in the Company.

“Shelf Registration Statement” shall mean a Registration Statement filed pursuant to Rule 415 of the Securities Act on Form S-3 (or any applicable successor form) that permits the Company to incorporate by reference all of its filings under the Exchange Act.

“Suspension Period” shall have the meaning set forth in Section 6(b).

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“Underwritten Offering Piggyback Notice” shall have the meaning set forth in Section 4(b).

“Underwritten Offering Piggyback Request” shall have the meaning set forth in Section 4(b).

“Underwritten Piggyback Offering” shall have the meaning set forth in Section 4(b).

“underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

“Yorktown Holders” shall mean Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P., Yorktown Energy Partners XI, L.P., YT Extraction Co Investment Partners, LP, any affiliate of the foregoing and any other Person who becomes a Yorktown Holder pursuant to Section 12(c), but only to the extent any such Person continues to hold Registrable Securities.

“Yorktown Qualified Holders” shall mean holders of a majority of Registrable Securities held by the Yorktown Holders.

Section 2.                                           Holders of Registrable Securities.  A Securityholder is deemed to be a holder of Registrable Securities whenever such Securityholder owns Registrable Securities or holds an option, warrant or other right to purchase, or a security convertible into, Registrable Securities, whether or not such acquisition or conversion has actually been effected.

Section 3.                                           Demand Registration.

(a)                                 Requests for Registration.  Each Qualified Holder Group shall have the right by delivering a written notice to the Company (the “Demand Notice”) to require the Company to register, pursuant to the terms of this Agreement under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (a “Demand Registration”). Following receipt of a Demand Notice for a Demand Registration, the Company shall use its commercially reasonable efforts to file a Registration Statement as promptly as practicable after such Demand Notice, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. Notwithstanding anything herein to the contrary, the Company shall not have any obligation to file any Registration Statement pursuant to this Section 3 at any time (i) on or before the date that is twelve (12) months after the closing of the Initial Public Offering, (ii) on or before 180 days after any other registered underwritten offering of equity securities of the Company, or (iii) if the Company is not otherwise eligible at such time to file a Registration Statement on Form S-3 (or any applicable successor form).

The Management Qualified Holders shall be entitled collectively to a maximum of one (1) Demand Registration, the Investor Qualified Holders shall be entitled collectively to a maximum of one (1) Demand Registration and the Yorktown Qualified Holders shall be entitled collectively to a maximum of one (1) Demand Registration. Notwithstanding any other provisions of this Section 3, in no event shall more than one (1) Demand Registration occur during any six-month period (measured from the effective date of the Registration Statement to

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the date of the next Demand Notice) or within 180 days after the effective date of a Registration Statement filed by the Company.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3(a) if the Registration Statement relating thereto does not become effective or is not maintained effective for the period required pursuant to this Section 3(a), in which case the Demanding Qualified Holder Group shall be entitled to an additional Demand Registration in lieu thereof.

Within ten (10) days after receipt by the Company of a Demand Notice, the Company shall give written notice (the “Notice”) of such Demand Notice to all holders of Registrable Securities and shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within ten (10) days after such Notice is given by the Company to such holders.

All requests made pursuant to this Section 3 will specify the amount of Registrable Securities to be registered and the intended methods of disposition thereof.

The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement (except in the case of a Shelf Registration Statement) with respect to any Demand Registration for a period of at least one hundred eighty (180) days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended, if reasonably practicable, for a period of time equal to the period the holders of Registrable Securities refrain from selling any securities included in such Registration Statement at the request of (x) an underwriter or (y) the Company pursuant to the provisions herein. The Company shall use its commercially reasonable efforts to maintain the effectiveness of a Registration Statement that constitutes a Shelf Registration Statement at all times during the Effectiveness Period; provided, however, that any Holder of Registrable Securities that has been included in a Shelf Registration Statement may request that such Registrable Securities be removed from such Shelf Registration Statement, in which event the Company shall promptly either withdraw such Shelf Registration Statement or file a post-effective amendment to such Shelf Registration Statement removing such Registrable Securities.

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) each Shelf Registration Statement filed by the Company pursuant to this Section 3 shall contain all language (including, without limitation, on the Prospectus cover page, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by an Investor Qualified Holder to allow for distribution to, and resale by, the direct and indirect partners, investors or affiliated entities of an Investor Qualified Holder (a “Partner Distribution”) and (ii) the Company shall, at the reasonable request of any Investor Qualified Holder seeking to effect a Partner Distribution, file any Prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Shelf Registration Statement, or revise such language if deemed necessary by such Investor Qualified Holder to effect such Partner Distribution.

(b)                                 Priority on Demand Registration.  If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten

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offering, and the managing underwriter or underwriters advise the holders of such securities in writing that, in its view, the total amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in the Registration Statement pursuant to incidental or piggyback registration rights), then the amount of securities to be offered (i) for the account of the members of the Demanding Qualified Holder Group and any other holders of Registrable Securities and (ii) for the account of all such other Persons (other than members of the Demanding Qualified Holder Group and any other holders of Registrable Securities) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters by first reducing, or eliminating if necessary, all securities of the Company requested to be included by such other Persons and then, if necessary, reducing the securities requested to be included by the members of the Demanding Qualified Holder Group and any other holders of Registrable Securities requesting such registration pro rata among such holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders. In connection with any Demand Registration to which the provisions of this Section 3(b) apply, no securities other than Registrable Securities shall be covered by such Demand Registration except as provided in Section 3(d)(ii) hereof, and such registration shall not reduce the number of available Demand Registrations with respect to the Demanding Qualified Holder Group under this Section 3 in the event that the Registration Statement excludes more than 25% of the aggregate number of Registrable Securities that members of the Demanding Qualified Holder Group requested be included.

(c)                                  Postponement of Demand Registration.  The Company shall be entitled to postpone (but not more than twice in any twelve-month period), for a reasonable period of time not in excess of ninety (90) days, the filing of a Registration Statement if the Company delivers to the members of the Demanding Qualified Holder Group a certificate signed by both the principal executive officer and the principal financial officer of the Company certifying that, in the good faith judgment of the Board of Directors of the Company, such registration and offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company, or would render the Company unable to comply with the requirements under the Securities Act or the Exchange Act, or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect the Company. Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The Persons receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(q). If the Company shall so postpone the filing of a Registration Statement, the Demanding Qualified Holder Group shall have the right to withdraw the request for registration by giving written notice to the Company within thirty (30) days of the anticipated termination date of the postponement period, as provided in the certificate delivered thereto, and in the event of such withdrawal, such request shall not be counted for purposes of the number of Demand Registrations to which the Qualified Holder Groups are entitled pursuant to the terms of this Agreement.

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(d)                                 Registration of Other Securities.  Whenever the Company shall effect a Demand Registration pursuant to this Section 3 in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such Demand Registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities requesting such registration in writing that it believes that the inclusion of such other securities would not adversely affect such offering, (ii) the inclusion of such other securities is approved by the affirmative vote of the holders of at least a majority of the Registrable Securities included in such Demand Registration by the members of the Demanding Qualified Holder Group, or (iii) pursuant to the piggyback rights of the Company’s securityholders under the Preferred Registration Rights Agreement and the Other Registration Rights Agreement (as defined in the Preferred Registration Rights Agreement).

Section 4.                                           Piggyback Registration.

(a)                                 Right to Piggyback Registration Statements.  If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities (other than a Registration Statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), then, each such time, the Company shall give prompt written notice of such proposed filing at least fifteen (15) days before the anticipated filing date (the “Piggyback Notice”) to all of the holders of Registrable Securities. The Piggyback Notice shall offer such holders the opportunity to include in such Registration Statement the number of Registrable Securities as each such holder may request (a “Piggyback Registration”). Subject to Section 4(c) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the Piggyback Notice has been given to the applicable holder. The eligible holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time thirty (30) days prior to the effective date of such Piggyback Registration. The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) 120 days after the effective date thereof and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement.

(b)                                 Right to Piggyback Underwritten Offerings. If the Company shall at any time propose to conduct an underwritten offering, whether or not for its own account, then the Company shall promptly notify all holders of Registrable Securities of such proposal reasonably in advance of (and in any event at least two (2) business days before) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the related Registration Statement (if applicable) and the number of Shares that are proposed to be registered (the “Underwritten Offering Piggyback Notice”).  The Underwritten Offering Piggyback Notice shall offer holders of Registrable Securities the opportunity to include in such underwritten offering (and any related registration, if applicable) the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, however, that in the event that the Company proposes to effectuate the subject underwritten offering pursuant to an effective Shelf Registration Statement of the Company other than an automatically effective Shelf Registration Statement, only Registrable

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Securities of holders that are covered by such effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering.  Subject to Section 4(c), the Company shall use commercially reasonable efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which the Company has received written requests for inclusion therein (“Underwritten Offering Piggyback Request”) within one (1) business day after the Underwritten Offering Piggyback Notice is provided.  Each holder of Registrable Securities shall be permitted to withdraw all or part of such holder’s Registrable Securities from an Underwritten Piggyback Offering at any time prior to the effectiveness of the applicable Registration Statement (or, if pursuant to an already effective Registration Statement, pricing of the offering), and such holder shall continue to have the right to include any Registrable Securities in any subsequent underwritten offerings, all upon the terms and conditions set forth herein.

(c)                                  Priority on Piggyback Registrations.  The Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that, in its view, the total amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the amount of securities to be offered (i) for the account of holders of Registrable Securities and (ii) for the account of all such other Persons (other than the Company and holders of Registrable Securities) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters by first reducing, or eliminating if necessary, all securities of the Company requested to be included by such other Persons (other than the Company and holders of Registrable Securities) and then, if necessary, reducing the securities requested to be included by the holders of Registrable Securities requesting such registration pro rata among such holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders.

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) any Piggyback Registration shall contain all language (including, without limitation, on the Prospectus cover page, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a holder of Registrable Securities to allow for a Partner Distribution and (ii) the Company shall, at the reasonable request of any holder of Registrable Securities seeking to effect a Partner Distribution, file any Prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such holder of Registrable Securities to effect such Partner Distribution.

(d)                                 Opt-Out. Any holder of Registrable Securities may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such holder of Registrable Securities not receive from the Company any Piggyback Notice or Underwritten Offering Piggy Back Notice; provided, however, that such holder of Registrable Securities may later revoke any such Opt-Out

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Notice in writing.  Following receipt of an Opt-Out Notice from a holder of Registrable Securities (unless subsequently revoked), the Company shall not deliver any notice to such holder of Registrable Securities pursuant to Sections 4(a) or 4(b) and such holder of Registrable Securities shall no longer be entitled to participate in any Piggyback Registration pursuant to Section 4(a) or in any Underwritten Piggyback Offering pursuant to Section 4(b).

Section 5.                                           Restrictions on Public Sale by Holders of Registrable Securities.  Each holder of Registrable Securities agrees, in connection with the Initial Public Offering and any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3 or Section 4 hereof (whether or not such holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company’s securities (except as part of such underwritten offering), including a sale pursuant to Rule 144, or to give any Demand Notice during the period commencing on the date of the request (which shall be no earlier than fourteen (14) days prior to the expected “pricing” of such offering) and continuing for not more than 180 days (with respect to the Initial Public Offering) or 120 days (with respect to any underwritten public offering other than the Initial Public Offering made prior to the second anniversary of the Initial Public Offering and thereafter 60 days rather than 120) after the date of the Prospectus pursuant to which such public offering shall be made or such shorter period as is required by the managing underwriter, provided, however, that all executive officers and members of the Board of Directors of the Company must be subject to similar restrictions.

Section 6.                                           Registration Procedures.  If and whenever the Company is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3 and Section 4 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as soon as is reasonably practicable:

(a)                                 Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the offer and sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof (including without limitation, a Partner Distribution), and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto with respect to a Demand Registration to which the holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

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(b)                                 (i) If such Registration Statement is a Shelf Registration Statement, subject to any notice by the Company in accordance with this Section 6(b) of the existence of any fact or event of the kind described in Section 6(d)(vi), use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of the Registrable Securities covered thereby during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A) of this Section 6(b)(i), correcting any such misstatement or omission, and, in the case of either clause (A) or (B) of this Section 6(b)(i), use its commercially reasonable efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(ii) Notwithstanding Section 6(b)(i) hereof, the Company may suspend the effectiveness of the Shelf Registration Statement (each such period, a “Suspension Period”) (A) if a majority of the Company’s Board of Directors, in good faith, determines that such registration and offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company, or would render the Company unable to comply with the requirements under the Securities Act or the Exchange Act, or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect the Company; or (B) if a majority of the Company’s Board of Directors, in good faith, determines that the Company is required by law, rule or regulation to supplement the Shelf Registration Statement or file a post-effective amendment to the Shelf Registration Statement in order to incorporate information into the Shelf Registration Statement for the purpose of (1) including in the Shelf Registration Statement any Prospectus required under Section 10(a)(3) of the Securities Act, (2) reflecting in the Prospectus included in the Shelf Registration Statement any facts or events arising after the effective date of the Shelf Registration Statement (or the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth in the Prospectus, or (3) including in the Prospectus included in the Shelf Registration Statement any material information with respect to the plan of distribution not disclosed in the Shelf Registration Statement or any material change to such information.

Upon the occurrence of any event described in clauses (A) and (B) of this Section 6(b)(ii), the Company shall give notice to each Demanding Qualified Holder with respect to such Shelf Registration Statement that the availability of the Shelf Registration Statement is suspended and, upon actual receipt of any such notice, each such Demanding Qualified Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Demanding Qualified Holder’s receipt of copies of the supplemented or amended Prospectus provided for this Section 6(b). The Suspension Period shall not exceed 90 days in any 120-day period (except as a result of a review of any post-effective amendment by the SEC prior to declaring any post-effective amendment to the Shelf Registration Statement effective provided the Company has used its commercially reasonable efforts to cause such post-effective amendment to be declared effective); provided, that Suspension Periods shall not exceed an

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aggregate of 120 days in any 12-month period (except as a result of a review of any post-effective amendment by the SEC prior to declaring any post-effective amendment to the Shelf Registration Statement effective provided the Company has used its commercially reasonable efforts to cause such post-effective amendment to be declared effective). The Company shall not be required to specify in the written notice to the Demanding Qualified Holders the nature of the event giving rise to the Suspension Period.

(c)                                  Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all Registrable Securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(d)                                 Notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing (which notice pursuant to clauses (ii) through (v) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension if the effectiveness of a Shelf Registration Statement has been suspended pursuant to Section 6(b)), (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6(p) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

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(f)                                   If requested by the managing underwriters, if any, or the holders of a majority of the then-outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6(f) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

(g)                                  Furnish to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least one (1) conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter).

(h)                                 Deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(i)                                     Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(j)                                    Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations

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and registered in such names as the managing underwriters, if any, or holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities.

(k)                                 Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(l)                                     Upon the occurrence of any event contemplated by Section 6(d)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(m)                             Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(n)                                 Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(o)                                 Use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(p)                                 Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its commercially reasonable efforts to furnish to the selling holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and

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substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures that are reasonably acceptable to the managing underwriters, and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(p)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(q)                                 Make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

(r)                                    Comply with all applicable rules and regulations of the SEC and make available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities

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Act, no later than forty-five (45) days after the end of any twelve-month period (or ninety (90) days after the end of any twelve-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover one of said twelve-month periods.

(s)                                   Cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”) taking into account the Company’s business needs; provided, that such officers’ travel expenses shall be reimbursed by the Company in accordance with its applicable policies and procedures.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(d)(ii), Section 6(d)(iii), Section 6(d)(v) or Section 6(d)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(l) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, if requested, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference into such Prospectus; provided, however that the Company shall extend the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 7.                                           Registration Expenses.  All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Financial Industry Regulatory Authority (FINRA) and (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6(i)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the

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Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 6(p)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company and (vii) fees and disbursements of one counsel for the members of the Qualified Holder Group whose Registrable Securities are included in a Registration Statement, which counsel shall be selected by the holders of a majority of the Registrable Securities held by the Qualified Holder Group included in such Registration Statement) shall be borne by the Company whether or not any Registration Statement is filed or becomes effective; provided, however, that the Company shall not be required to pay for any of the foregoing expenses in connection with any Registration Statement filed pursuant to Section 3 if the registration request is subsequently withdrawn at the request of the Qualified Holder Group demanding such registration (in which case all selling holders comprising such Qualified Holder Group shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless such Qualified Holder Group agrees to forfeit one (1) of its Demand Registration entitlements under the second paragraph of Section 3(a). In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or marketing duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in clauses 7(i)(B) and 7(vii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities or (iii) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 7.

Section 8.                                           Indemnification.

(a)                                 Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or

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alleged untrue statement) of a material fact contained in any Prospectus, Prospectus supplement, offering circular, or other document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such holder, each of its officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees and each person controlling such holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, Prospectus supplement, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder. It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)                                 Indemnification by Holder of Registrable Securities.  In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, severally and not jointly, the Company, its directors, officers, accountants, attorneys, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons, and each underwriter, if any, attorneys and agents of such underwriter, if any, and each person who controls such underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), if any, from and against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, Prospectus, Prospectus supplement, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, members, managers, stockholders, accountants, attorneys, employees, agents, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Prospectus supplement, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use in connection with the preparation of such Registration Statement, Prospectus, Prospectus supplement, offering circular or other

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document; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of each selling holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement. In addition, insofar as the foregoing indemnity relates to any such untrue statement or omission made in the preliminary Prospectus but eliminated or remedied in the amended Prospectus on file with the SEC at the time the Registration Statement becomes effective or in the final Prospectus filed pursuant to applicable rules of the SEC or in any supplement or addendum thereto and such new Prospectus is delivered to the underwriter, the indemnity agreement herein shall not inure to the benefit of such underwriter, any controlling person of such underwriter and their respective Representatives, if a copy of the final Prospectus filed pursuant to such rules, together with all supplements and addenda thereto was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

(c)                                  Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses or (ii) the indemnifying party fails promptly to assume the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability

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in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 9.                                           Rule 144.  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

Section 10.                                    Underwritten Registrations.  If any Demand Registration is an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the holders of a majority of the Registrable Securities covered by such Demand Registration, which approval

19

shall not to be unreasonably withheld or delayed. The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by the Demand Registration on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter by such Person.

Section 11.                                    Limitation on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least 75% of the then-outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which (i) are equivalent to or more favorable than the registration rights granted to the holders of Registrable Securities hereunder, or (ii) would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 3 hereof, unless such rights are subordinate to those of the holders of Registrable Securities.

Section 12.                                    Miscellaneous.

(a)                                 Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of at least 75% of the then-outstanding Registrable Securities; provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any holder of Registrable Securities be adversely affected (without similarly adversely affecting the rights of all holders of Registrable Securities), except upon the written consent of such holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

(b)                                 Notices.  All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

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if to the Company:

370 17th St. Suite 5300

Denver, CO 80202

Fax: (720) 557-8301

Attn: Chief Executive Officer

with a copy to:

Vinson & Elkins L.L.P.

Attn:  Douglas E. McWilliams

1001 Fannin Street, Suite 2500

Houston, Texas  77002

Fax:  (713) 615-5725

Electronic mail: dmcwilliams@velaw.com

and:

Vinson & Elkins L.L.P.

Attn:  Julian J. Seiguer

1001 Fannin Street, Suite 2500

Houston, Texas  77002

Fax:  (713) 615-5862

Electronic mail: jseiguer@velaw.com

If to any holder of Registrable Securities, at such Person’s address as set forth on the records of the Company. Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) business days after the date of deposit in the United States mail.

(c)                                  Successors and Assigns; Status.  This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties. Neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any of the Securityholder without the prior written consent of the Company and each of the other Securityholders; provided, however, that each of the Investor Qualified Holders and each of the Yorktown Qualified Holders may assign their rights and benefits under this Agreement to an affiliate or a legal successor of such Investor Qualified Holders or Yorktown Qualified Holder or otherwise in connection with a Partner Distribution; provided, further, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto promptly following the acquisition of such Registrable Securities. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective permitted successors and assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

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(d)                                 Counterparts.  This Agreement may be executed by facsimile signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)                                  Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)                                   Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the choice of law principles thereof).

(g)                                  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction that was so determined to be invalid, illegal, void or unenforceable. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)                                 Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(i)                                     Termination.  This Agreement shall terminate when no Registrable Securities remain outstanding; provided that Section 7 and Section 8 shall survive any termination hereof.

(j)                                    Specific Performance.  The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

[The Remainder of this Page is Left Intentionally Blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

EXTRACTION OIL & GAS, INC.

By:	/s/ Mark A. Erickson
Mark A. Erickson
Chairman and CEO

SECURITYHOLDERS:

/s/ Mark A. Erickson
Mark A. Erickson

/s/ Matthew R. Owens
Matthew R. Owens

/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.

/s/ Peter A. Leidel
Peter A. Leidel

/s/ Patrick D. O’Brien
Patrick D. O’Brien

Signature Page to Amended and Restated Registration Rights Agreement

YORKTOWN ENERGY PARTNERS IX, L.P.

By:	Yorktown IX Company LP, its general
Partner

By:	Yorktown IX Associates LLC, its general
partner

By:	/s/ Peter A. Leidel
Name:	Peter A. Leidel
Title:	Member

YORKTOWN ENERGY PARTNERS X, L.P.

By:	Yorktown X Company LP, its general
Partner

By:	Yorktown X Associates LLC, its general
partner

By:	/s/ Peter A. Leidel
Name:	Peter A. Leidel
Title:	Member

YORKTOWN ENERGY PARTNERS XI, L.P.

By:	Yorktown XI Company LP, its general
Partner

By:	Yorktown XI Associates LLC, its general
partner

By:	/s/ Peter A. Leidel
Name:	Peter A. Leidel
Title:	Member

Signature Page to Amended and Restated Registration Rights Agreement

YT EXTRACTION CO INVESTMENT PARTNERS, L.P.

By:	YT Extraction Company LP, its general partner

By:	YT Extraction Associates LLC, its general
partner

By:	/s/ Peter A. Leidel
Name:	Peter A. Leidel
Title:	Member

Signature Page to Amended and Restated Registration Rights Agreement

NB PEP HOLDINGS LIMITED

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NB CROSSROADS XX – MC HOLDINGS LP

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NB SAUGER FUND LIMITED PARTNERSHIP

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NBSCIP II EXTRACTION HOLDINGS

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NB SOF III HOLDINGS LP

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

Signature Page to Amended and Restated Registration Rights Agreement

SBC MASTER PENSION TRUST

By: JP Morgan Chase Bank, N.A. not individually but solely in its capacity as Directed Trustee of SBC Master Pension Trust

By:	/s/ Jacqueline M. Savage
Name:	Jacqueline M. Savage
Title:	Attorney-in-Fact

RED RIVER DIRECT INVESTMENT FUND II, L.P.

By: Red River Private Equity II, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the Red River II Series), its member manager

By: Portfolio Administration & Management, Ltd., its general partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

BR/ERB CO-INVESTMENT FUND II, L.P.

By: BlackRock Private Equity NM II, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of BR/ERB II series), its member manager

By: Portfolio Administration & Management Ltd., its general partner

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

BLACKROCK PRIVATE OPPORTUNITIES FUND III, L.P.

By: BlackRock POF III (GP), LLC, its General Partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of BR/ERB III series), its Member Manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: BlackRock Investment Management, LLC

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Director (As attorney-in-fact on behalf of The Lincoln National Life Insurance Company)

BLACKROCK PRIVATE EQUITY ONSHORE HOLDINGS IV, L.P.

By: BlackRock DivePEP IV, LLC, its general partner

Signature Page to Amended and Restated Registration Rights Agreement

By: BlackRock Private Equity IV, L.P., its member manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

VESEY STREET EMPLOYEE FUND IV, L.P.

By: BlackRock DivPEP IV, LLC, its general partner

By: BlackRock Private Equity IV, L.P., its member manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

VESEY STREET EMPLOYEE FUND V, L.P.

By: BlackRock DivPEP V, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the DivPEP V Series), its member manager

By: Portfolio Administration & Management Ltd., its General Partner

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

VESEY STREET FUND V-M, L.P.

By: BlackRock DivPEP V, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the DivPEP V Series), its member manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

ORANGE PEP FUND, L.P.

By: Orange PEP GP, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the Orange PEP Series), its member manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

Signature Page to Amended and Restated Registration Rights Agreement

NHRS PRIVATE OPPORTUNITIES FUND, L.P.

By: BlackRock NHRS GP, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the BR/NHRS Series), its member manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

OV PRIVATE OPPORTUNITIES, L.P.

By: BR/OV GP, LLC, as general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the BR/OV Series), its member manager

By: Portfolio Administration & Management Ltd., its General Partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

THE EQUITY-BROADWAY LEAGUE PRIVATE EQUITY FUND I, L.P.

By: BlackRock ELPT GP, LLC, its general partner

By: BlackRock PEP Master Carry, L.P. (solely on behalf of the ELPT Series), its member manager

Signature Page to Amended and Restated Registration Rights Agreement

By: Portfolio Administration & Management Ltd., its general partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

VESEY STREET FUND IV, L.P.

By: BlackRock DivPEP IV, LLC, its general partner

By: BlackRock Private Equity IV, L.P. its member manager

By: Portfolio Administration & Management Ltd., its general partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

ARTHUR STREET FUND IV, L.P.

By: BlackRock DivPEP IV, LLC, its general partner

By: BlackRock Private Equity IV, L.P. its member manager

By: Portfolio Administration & Management Ltd., its general partner

By:	/s/ Kamal Maruf
Name:	Kamal Maruf
Title:	Vice President

Signature Page to Amended and Restated Registration Rights Agreement

SPECIAL CREDIT OPPORTUNITIES – SERIES A, a series of Special Credit Opportunities, L.P.

By: BlackRock Financial Management, Inc., its investment manager

By:	/s/ Ed Mallon
Name:	Ed Mallon
Title:	Managing Director

SPECIAL CREDIT OPPORTUNITIES – SERIES B, a series of Special Credit Opportunities, L.P.

By: BlackRock Financial Management, Inc., its investment manager

By:	/s/ Ed Mallon
Name:	Ed Mallon
Title:	Managing Director

SPECIAL CREDIT OPPORTUNITIES – SERIES C, a series of Special Credit Opportunities, L.P.

By: BlackRock Financial Management, Inc., its investment manager

By:	/s/ Ed Mallon
Name:	Ed Mallon
Title:	Managing Director

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Jeffrey Raich
Name:	Jeffrey Raich
Title:	Trustee, Raich Trust dated 9/17/2001

Signature Page to Amended and Restated Registration Rights Agreement

FSEP Investments, Inc.

By:	FS Energy and Power Fund, as Sole Stockholder
By:	GSO Capital Partners LP, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to Amended and Restated Registration Rights Agreement

ARCADIA EXTRACTION INVESTORS LLC

By:	/s/ Kammy Moalemzadeh
Name:	Kammy Moalemzadeh
Title:	Managing Member

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Bobby G. Solomon
Name:	Bobby G. Solomon

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Vincent Lima
Name:	Vincent Lima

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Wayne P. Neumiller
Name:	Wayne P. Neumiller
Title:	President

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Neal Neumiller
Name:	Neal Neumiller
Title:	Custodian for Elle Neumiller

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Neal Neumiller
Name:	Neal Neumiller
Title:	Custodian for Pycen Neumiller

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Neal Neumiller
Name:	Neal Neumiller
Title:	Custodian for Grady Neumiller

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Neal Neumiller
Name:	Neal Neumiller
Title:	Trustee of the Neal Nuemiller Trust dated
February 14, 2013

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ William Derrough
Name:	William Derrough
Title:	Managing Director

Signature Page to Amended and Restated Registration Rights Agreement

BERWIND, LLC

By:	/s/ Russell F. Shappy, Jr.
Name:	Russell F. Shappy, Jr.
Title:	CFO and Treasurer

CHIPMAR, LLC

By:	/s/ Russell F. Shappy, Jr.
Name:	Russell F. Shappy, Jr.
Title:	Managing Member

DOUBLE D, LLC

By:	/s/ David M. Berwind, Jr.
Name:	David M. Berwind, Jr.
Title:	Managing Member

Signature Page to Amended and Restated Registration Rights Agreement

By:	Gail B. Warden
Name:	Gail B. Warden

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ David M. Berwind III
Name:	David M. Berwind III

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Richard Berwind
Name:	Richard Berwind

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Sarah Warden
Name:	Sarah Warden

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ William Brine III
Name:	William Brine III

Signature Page to Amended and Restated Registration Rights Agreement

HOPE W. CHIK LIVING TRUST DATED 8/31/2011

By:	/s/ Hope Chick
Name:	Hope Chick

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Louis Crosier
Name:	Louis Crosier

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Tim Triplett
Name:	Tim Triplett

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Bryan James Lastrapes
Name:	Bryan James Lastrapes

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Thane Carlston
Name:	Thane Carlston

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ David P. Charles
Name:	David P. Charles

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Edmund P. Chiang
Name:	Edmund P. Chiang

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ W. Durand Eppler
Name:	W. Durand Eppler

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Paula M. Schilling
Name:	Paula M. Schilling
Title:	Custodian for Joshua Schilling

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Paula M. Schilling
Name:	Paula M. Schilling
Title:	Trustee of the Paula Michelle Schilling Living Trust dated April 28, 2009

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Larry J. Linn
Name:	Larry J. Linn

Signature Page to Amended and Restated Registration Rights Agreement

SUNSHINE VALLEY PETROLEUM CORP.

By:	/s/ Wayne P. Neumiller
Name:	Wayne P. Neumiller
Title:	President

SUNSHINE VALLEY PETROLEUM CORP.

By:	/s/ Neal Neumiller
Name:	Neal Neumiller
Title:	Petroleum Engineer

Signature Page to Amended and Restated Registration Rights Agreement

EXTRACTION OPPORTUNITY SPV, LP

By:	/s/ Andrew Cohan
Name:	Andrew Cohan
Title:	Manager

Signature Page to Amended and Restated Registration Rights Agreement

Equity Institutional as Custodian FBO Marshall S. Ezralow Roth IRA

By:	/s/ Marshall S. Ezralow
Name:	Marshall S. Ezralow
Title:	Participant

Signature Page to Amended and Restated Registration Rights Agreement

JP Morgan Clearing Corporation as Custodian FBO Marshall S. Ezralow Roth IRA

By:	/s/ Marshall S. Ezralow
Name:	Marshall S. Ezralow
Title:	Participant

Signature Page to Amended and Restated Registration Rights Agreement

Bryan Ezralow 1994 Trust u/t/d 12/22/1994

By:	/s/ Bryan Ezralow
Name:	Bryan Ezralow
Title:	Trustee

Signature Page to Amended and Restated Registration Rights Agreement

Marc Ezralow 1997 Trust u/t/d/ 11/26/1997

By:	/s/ Marc Ezralow
Name:	Marc Ezralow
Title:	Trustee

Signature Page to Amended and Restated Registration Rights Agreement

EZ COLONY PARTNERS, LLC

By:	/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Bryan Ezralow 1994 Trust u/t/d 12/22/1994
Title:	Manager and Member

Signature Page to Amended and Restated Registration Rights Agreement

BJM Partners, a California general partnership

By:	/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Bryan Ezralow 1994 Trust u/t/d 12/22/1994
Title:	General Partner

Signature Page to Amended and Restated Registration Rights Agreement

EMSE, LLC

By:	/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Bryan Ezralow 1994 Trust u/t/d 12/22/1994
Title:	Manager and Member

Signature Page to Amended and Restated Registration Rights Agreement

Elevado Investment Company, LLC

By:	/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Ezralow Family Trust u/t/d 12/09/1980
Title:	Manager and Member

Signature Page to Amended and Restated Registration Rights Agreement

SPA Trust u/t/d 9/13/2004

By:	/s/ Marc Ezralow
Name:	Marc Ezralow
Title:	Trustee

Signature Page to Amended and Restated Registration Rights Agreement

Marc Ezralow Irrevocable Trust u/t/d 06/01/2004

By:	/s/ Bryan Ezralow
Name:	Bryan Ezralow
Title:	Trustee

Signature Page to Amended and Restated Registration Rights Agreement

HEO I, LP

By:	/s/ Andrew Cohan
Name:	Andrew Cohan
Title:	Manager

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Joseph Simon
Name:	Joseph Simon

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Kevin J. Voelte
Name:	Kevin J. Voelte

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Laurence Chang
Name:	Laurence Chang

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Thomas Giannetti
Name:	Thomas Gianetti

Signature Page to Amended and Restated Registration Rights Agreement

Macoma Energy Opportunities IV, LP

By:	/s/ Andrew Cohan
Name:	Andrew Cohan
Title:	Manager

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ H. Reed Madison
Name:	H. Reed Madison

Signature Page to Amended and Restated Registration Rights Agreement

RBC Capital Markets LLC Custodian FBO SEP IRA

By:	/s/ Harold Madison
Name:	Harold Madison

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ H. Reed Madison
Name:	H. Reed Madison
Title:	Custodian Luke Matthew Madison UTMA

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ H. Reed Madison
Name:	H. Reed Madison
Title:	Custodian Slade Reed Madison UTMA

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ H. Reed Madison
Name:	H. Reed Madison
Title:	Custodian Deacon Joseph Madison UTMA

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Navio Mahmoodzadegan
Name:	Navio Mahmoodzadegan

Signature Page to Amended and Restated Registration Rights Agreement

MSD ENERGY INVESTMENTS PRIVATE III, LLC

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Vice President

Signature Page to Amended and Restated Registration Rights Agreement

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

EXELON STRATEGIC CREDIT HOLDINGS

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

Signature Page to Amended and Restated Registration Rights Agreement

OAKTREE-FORREST MULTI-STRATEGY LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

OAKTREE-NGP STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

OAKTREE-TMBR STRATEGIC CREDIT FUND C, LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

Signature Page to Amended and Restated Registration Rights Agreement

OAKTREE-FORREST STRATEGIC CREDIT FUND F, LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

OAKTREE-FORREST STRATEGIC CREDIT FUND G, LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

OAKTREE-MINN STRATEGIC CREDIT LLC

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Edgar Lee
Name:	Edgar Lee
Title:	Managing Director

By:	/s/ Nilay Menta
Name:	Nilay Menta
Title:	Vice President

Signature Page to Amended and Restated Registration Rights Agreement

By:	/s/ Britt D. Banks
Name:	Britt D. Banks

Signature Page to Amended and Restated Registration Rights Agreement

EXHIBIT A

ADDENDUM [JOINDER] AGREEMENT

This Addendum [Joinder] Agreement is made this     day of            , 20   , by and between                             (the “New Securityholder”) and Extraction Oil & Gas, Inc., a Delaware corporation (the “Company”), pursuant to that certain Amended and Restated Registration Rights Agreement dated as of [•], 2016 (the “Agreement”), by and among the Company and certain of its securityholders (the “Securityholders”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

WITNESSETH:

WHEREAS, the New Securityholder has acquired Registrable Securities directly or indirectly from a Securityholder [in connection with an issuance of Registrable Securities by the Company]; and

WHEREAS, the Agreement requires that any successor or assignee of a Securityholder [all Persons] desiring registration rights under the Agreement must enter into an Addendum [Joinder] Agreement binding such successor or assignee [the New Securityholder] to the terms of the Agreement to the same extent as if it were an original party thereto;

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Securityholder acknowledges that it has received and read the Agreement and that the New Securityholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Securityholder thereunder.

New Securityholder

Address:

Exhibit A-1

AGREED TO on behalf of the Company pursuant to Section 12(c) of the Agreement.

[AGREED TO on behalf of the Company pursuant to the Agreement.]

EXTRACTION OIL & GAS, INC.

By:
Name:
Title:

Exhibit A-2